VECTRUS FIRST QUARTER 2021 RESULTS CHUCK PROW – PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH – SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER MAY 11, 2021

Safe Harbor Statement Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD- LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLES FOR 2021 GUIDANCE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR 2021 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO, CONTRACT OPPORTUNITIES, THE IMPACT OF COVID-19, THE CONTINUED INTEGRATION OF OUR ACQUISITIONS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF SOME OF THE RISKS AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM SUCH FORWARD-LOOKING STATEMENTS, SEE THE RISKS AND OTHER FACTORS DETAILED FROM TIME TO TIME OUR ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Page 3 1 See appendix for reconciliation of non-GAAP measures. 2 Pro forma Total Backlog includes protested awards. Q1’21 Results & Highlights  Solid operating performance in Q1’21  Revenue of $434 million up $82.3 million or 23% y/y – Organic revenue up $13.4 million or 4% y/y  Strong earnings results carrying forward from Q4’20 – Adjusted EBITDA of $20.7 million up $6.1 million y/y – Adjusted EBITDA Margin1 4.8% compared to 4.2% in Q1’20  Adjusted diluted EPS1 of $1.20 up 46% y/y  Zenetex/HHB integration on track  Several key wins provide groundwork for continued growth  Strong backlog of $4.5 billion; Pro forma backlog2 of $5.8 billion  Increasing low-end and mid-point of 2021 guidance

Market Trends Support Converged Infrastructure Growth

- The Federal technical services sector is transforming, and the addressable market is expanding.
- Clients are migrating from traditional ways of operating their infrastructure to a much more instrumented, predictive, and converged approach.
- Client expectations are evolving to include enhanced mission capabilities, improved performance, lower cost points, and outcome-based contract structures.
- Recently the U.S. Army released its "Installations Strategy", which is the first strategy to identify the need for modernized, resilient and sustainable installations.
  - This strategy outlines how every installation will be a "smart" platform of capabilities, utilizing connected sensors to enhance operational capacity and improve the delivery of services.
- Client examples and use-cases are rapidly emerging across defense, national security and federal civilian markets (e.g. 5G pilots, "installation of the future", NASA Sustainability Center at Ames Research Lab, Yokota AFB microgrid, NGA West construction of Green LEED facility).
- Vectrus is innovating and investing to meet these needs and capture new, high growth opportunities in the emerging market.


Army Installations Strategy (AIS)
Modern Installations Support the Total Army
STRATEGIC SUPPORT AREA (SSA)
and Enduring Bases
ALASKA
HAWAII
CONUS
USAR
ARNG
Active Army
THE OPERATING ENVIRONMENT
- New Threats
- Multi-Domain Operations
- Technology
VISION
- Every Installation a Platform of Capabilities with a COP
- Constellations of Installations with Enterprise Connectivity
- Dispersed, Adaptive, Resilient
PEOPLE READINESS MODERNIZATION

Army Installations Strategic Outcomes

1. **Enhance Readiness and Resilience.** "Operationalizes Installations," and implements solutions for protection, resilience, mission assurance (power projection), education and training
2. **Modernize and Innovate.** Expands 5G capability, seeks innovation to modernize services, standards, and find efficiencies

> ***As we transform the Army, we have to transform installations along with it.***
>
> Gen. James C. McConville, Chief of Staff, Army

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VECTRUS
TRUE TO YOUR MISSION

Converged Market Leadership Page 5 We leveraged our experience in how installations are operating today with how clients should prepare for the future by providing thought leadership to the marketplace We are also inserting operational technologies that provide real world, immediately practical capabilities into our core functional services and as point solutions  Vectrus Integrated Security Platform  Vectrus Installation of the Future Platform  Vectrus Zero Trust Logistics Modernization Architecture over 5G  Vectrus Energy Solutions: - Vectrus Thermal Coating - Vectrus Water Purification - Vectrus Water Energy Conservation Measures - Vectrus Solar Lighting - Vectrus Power Solutions 1 2 3 4

Vectrus is at the Forefront of 5G and Converged Infrastructure Enablement

Naval Base Coronado & Marine Corp Logistics Command using 5G to build Smart Warehouses







Private 5G Wireless Network
5G
RF
S

- 2 Detect In-Bound and Out-Bound Property
- 4 Verify Receipt against Advance Ship Notice (ASN)
- 7 Verify Shipment against Request
- 10 Sensors detect open doors, temperature, humidity

- 2 Track People, Property, and Equipment In Motion;
- 5 E-Deliver Put Lists
- 6 E-Deliver Pick Lists
- OP1 Smart Carts & Distributed Displays
- OP2 AGV Integration
- OP4 Predictive Analytics
- OP5 Warehouse Space Optimization

- 2 Detect Last Known Location of Property
- 3 Automate Inventory
- 9 Detect Open/Tamper of containers

- 2 Query and Find Property
- 4 Receive
- 7 Issue/Ship
- OP6 Voice Lookup & Interact
- OP7 Holographic Warehouse Visability

- 8 Alert on Unauthorized Movement
- OP3 5G Camera; Auto-Tagging; Alerting

- 1 Core System: Query, Map, Audit, Historical Replay, Alert/ Event

Base Project Increment

Optional R&D Extension Project

VECTRUS TRUE TO YOUR MISSION | POWERED BY 5G

Faster data to decision, enhanced cyber, security, greater operational efficiency through use of

- Robotics
- AR/VR
- Machine Learning & AI
- Network Splicing

Applications to leverage 5G

- Digital BOSSS
- Smart IoT implementations
- Improved supply chain
- Effective maintenance operations
- Secure endpoints

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VECTRUS TRUE TO YOUR MISSION

Notable Contract Wins to Date

GSA 03FAC

IDIQ

Awarded GSA Schedule for facilities maintenance, energy management, water conservation & support services, & industrial aerospace coating solutions to all federal clients.

Sensor Integration

$19M

2-year cost plus provide CBRN sensor integration, as well as data management, analytics, and visualization in the cloud.

Tech Modernization

$33M

4-year contract to support Navy technology modernization including systems migration, reporting and analysis, and operational support.

Enterprise IT

$22M

5-year firm-fixed-price Army ITES-3S IDIQ task order to provide enterprise IT services to the U.S. Army Corp of Engineers in Europe.

AFCAP V

$76M

5-year firm fixed-price Air Force AFCAP V task order to provide airfield aerial port operations.

AFCAP V

$22M

5-year firm fixed-price task order under the Air Force AFCAP V contract to provide dining facility support services.

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VECTRUS
TRUE TO YOUR MISSION

Page 8 Pipeline Expansion Driving Positive Momentum  Steady proposal activity  Solid expansion of opportunities across federal, non-federal, and international client sets  Continued portfolio diversification and alignment to higher margin technology enabled solutions $ 6.0 $ 7.0 $ 7.7 $ 8.0 $ 9.1 $ 10.3 $ 1.5 $ 1.0 $ 1.4 $ 2.4 $ 2.0 $ 1.7 $ 7.5 $ 8.0 $ 9.1 $ 10.4 $ 11.1 $12.0 2016 2017 2018 2019 2020 Q1 2021 Bids Planned to Submit Bids Submitted ($B)

Page 9 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add-back amortization of acquired intangible assets. Q1’21 Financial Results  Revenue increased $82.3M y/y, or 23.4%  Organic revenue1 growth of $13.4M y/y, or 3.8% Revenue ($M) Adj. EBITDA Margin1 Adj. Diluted EPS1,2  Adj. EBITDAmargin1 of 4.8%  Increased 60 bps y/y  Adj. diluted EPS1 of $1.20  Increased $0.38 y/y, or 46.3% $351.7 $434.0 Q1'20 Q1'21 4.2% 4.8% Q1'20 Q1'21 $0.82 $1.20 Q1'20 Q1'21

Page 10 Q1’21 Revenue by Category Customer Geographic Region Contract Type 59%18% 13% 10% Q1'21 Army Air Force Navy Other 70% 21% 4% 5% Q1'20 Army Air Force Navy Other 56%35% 9% Q1'21 Middle East United States Europe 68% 23% 9% Q1'20 Middle East United States Europe 67% 30% 3% Q1'21 Cost-type Fixed Price T&M 73% 27% Q1'20 Cost-type Fixed Price

Solid Backlog and Book-to-Bill Page 11 Total Q1’21 Pro Forma Backlog of $5.8 Billion  Pro forma backlog includes contracts under protest $1.3B  Backlog is 2.7x the 2021 revenue mid-point, providing insight into future revenue and cash flow generation Backlog1 ($B) Trailing 12-Month Book-to-Bill Ratio TTM Pro Forma Book-to-Bill Ratio is 1.7x  OMDAC protest expected to be resolved favorably ~$0.9B contract value 1.5 x 1.4 x 1.5 x 2.1 x 0.8 x 1.7 x 1Q'20 Q2'20 Q3'20 Q4'20 Q1'21 Q1'21PF $ 1.0 $ 0.9 $ 1.0 $ 0.9 $ 0.9 $ 0.9 $ 3.0 $ 2.9 $ 2.7 $ 4.2 $ 3.6 $ 3.6 $ 1.3 1Q'20 Q2'20 Q3'20 Q4'20 Q1 '21 Q1'21PF BacklogProtest Unfunded Funded $5.1 $5.8 $3.7$3.8 $4.1 $4.5 1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. 2 Pro forma Total Backlog includes protested awards. 2

($M) 2020 2021 $ y/y change % y/y change YTD Net Cash Provided by (Used in) Operating Activities $1.1 ($21.7) ($22.8) N/A Cash2 $146.2 $38.3 ($107.9) (74%) Receivables $263.6 $359.2 $95.6 36% Debt $184.0 $177.0 ($7.0) (4%) Net Debt1 $37.8 $138.7 $100.9 267% Leverage Ratio (x) 2.62x 2.00x N/A (24%) Page 12 Cash Flow and Liquidity Three months ended Q1 1 Net Debt = Debt – Cash 2 Cash excludes restricted cash  YTD Cash Flow from Operations of ($21.7) million  Revolver drawn at quarter end to support Zenetex and HHB acquisitions  Strong balance sheet and financial position

Increasing 2021 Guidance Mid-Point 2021 guidance assumptions include:  Capital expenditures ~ $5 million  Depreciation and amortization ~ $17 million  Amortization of acquired intangible assets ~$11 million  Mandatory debt payments $8.6 million  Interest expense ~ $8 million  Tax rate of ~ 19.0%  Diluted EPS assumes 11.9 million weighted average diluted shares outstanding at December 31, 2021  Operating Cash Flow in 2020 benefitted from the CARES Act by $13.2M Page 13 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add-back amortization of acquired intangible assets. ($M, except per share data) 2020 Actual Previous 2021 Guidance Updated 2021 Guidance Updated 2021 Mid-Point Revenue $1,396 $1,645 — $1,715 $1,680 — $1,715 $1,698 Adjusted EBITDA Margin1 (%) 4.0% 4.6% — 5.0% 4.8% — 5.0% 4.9% Adjusted Diluted Earnings Per Share1,2 $3.36 $4.25 — $4.85 $4.55 — $4.85 $4.70 Net Cash Provided by Operating Activities $64.1 $55.0 — $65.0 $58.0 — $65.0 $61.5

APPENDIX

Reconciliation Of Non-GAAP Measures Page 15 The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. “Adjusted operating income” is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income” is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA” is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations.. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue.

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